UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 21, 2017
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LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)
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California	1-36282	33-0361285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4550 Towne Centre Court, San Diego, California 92121
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (858) 207-4264
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01    OTHER EVENTS.

On December 21, 2017, La Jolla Pharmaceutical Company issued a press release announcing that the U.S. Food and Drug Administration (FDA) approved GiaprezaTM (angiotensin II) to increase blood pressure in adults with septic or other distributive shock.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated December 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company

Date:	December 28, 2017	/s/ Dennis M. Mulroy
Dennis M. Mulroy
Chief Financial Officer